UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 26, 2007

MAJESCO ENTERTAINMENT COMPANY
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	333-70663 (Commission File Number)	06-1529524 (IRS Employer Identification No.)

160 Raritan Center Parkway, Edison, NJ (Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (908) 286-9800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01      Other Events

On April 26, 2007, Majesco Entertainment Company (the "Company") received notice from the Nasdaq Stock Market (“Nasdaq”) that the Company has been deemed to be in full compliance with Nasdaq's on-going listing requirements.  As a result, the appeal hearing that the Company requested has been deemed moot by Nasdaq and will not need to be held.

The Company’s securities will continue to trade on the Nasdaq Capital Market under its normal stock symbol COOL.

The Company issued a press release on April 26, 2007 to announce that it had received the compliance notice. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01     Financial Statements and Exhibits

The following exhibit is furnished with this report:

Exhibit No.

Description

99.1

Press Release dated April 26, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAJESCO ENTERTAINMENT COMPANY
Dated: April 30, 2007
/s/ Jesse Sutton
Jesse Sutton
Interim Chief Executive Officer